|	5.1.2016
Guggenheim Variable Insurance Funds Summary Prospectus

CLS AdvisorOne Fund
Global Growth Fund

Before you invest, you may wish to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You may obtain the Prospectus and other information about the Fund, including the Statement of Additional Information (SAI) and most recent reports to shareholders, at no cost by visiting guggenheiminvestments.com/services/variable-fund-reports, calling 800.820.0888 or e-mailing services@guggenheiminvestments.com. The Fund’s Prospectus and SAI, both dated May 1, 2016, as revised from time to time, and the Fund’s most recent shareholder reports, are incorporated by reference into this Summary Prospectus. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code and is not intended for use by other investors.

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GLOBAL GROWTH FUND

INVESTMENT OBJECTIVE
The Global Growth Fund (the “Fund”) seeks to provide total return, consisting of capital growth and income.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund also should refer to the variable insurance contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	0.00%
Other Expenses	0.75%
Acquired Fund Fees and Expenses	0.29%
Total Annual Fund Operating Expenses*	1.94%

*
The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses which are, or may be, imposed under your variable insurance contract. If the Example were to reflect the deduction of such charges, the costs shown would be greater. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$197	$609	$1,047	$2,264

PORTFOLIO TURNOVER
The Fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). The underlying funds do pay transaction costs when they turn over their portfolio, and a higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the performance of the underlying funds and of the Fund. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.

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PRINCIPAL INVESTMENT STRATEGIES
The Fund, a “fund of funds,” invests primarily in exchange traded funds (“ETFs”), other open-end mutual funds, and closed-end funds (collectively, the “underlying funds”). The Sub-Advisor seeks to achieve the Fund’s investment objective by implementing the following investment strategies:

•
Investing primarily in underlying funds that invest in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants), including the stock of foreign issuers. The underlying funds are selected based on the security selection methodology used by an underlying fund’s investment adviser, as well as the Sub-Advisor’s assessment of asset class trends, asset class fundamentals, diversification impact, fundamental research and the cost and liquidity of the underlying fund. These investments may include smaller, medium, and larger capitalization companies.

•	Investing, under normal market conditions, in at least three different countries, and approximately 40% of the Fund’s net assets, plus any borrowings for investment purposes, outside of the U.S.

•
Although the Fund’s allocation may vary over time, the Fund typically invests approximately 75% of its total assets in equity securities (with the allowable range set at approximately 55-95%) and approximately 25% of its total assets in diversifying asset classes such as commodities and fixed income securities, including cash and cash equivalents (with the allowable range set between 5-45%).

Because the Fund invests across multiple asset classes and is invested to maintain a relatively consistent level of risk, the Fund’s risk budget benchmark is included to provide a better performance comparison than a broad-based, single asset class benchmark. The Fund’s risk budget benchmark is a custom composite created by the Sub-Advisor consisting of 80% of a diversified equity portfolio and 20% of the 1-3 Month U.S. Treasury Index. The diversified equity portfolio is defined as 60% of the Russell 3000® Index and 40% of the Morgan Stanley Capital International All-Country World Index (excluding the United States) (“MSCI ACWI (ex-US)”). The index weightings of the benchmark are consistent with the risk level of the Fund and these indexes are utilized to reflect the Fund’s broad exposure to the global equity market. The Russell 3000® Index is an index that measures 98% of the investable U.S. equity market. The MSCI ACWI (ex-US) is an index that provides a broad measure of stock performance throughout the world, with the exception of U.S.-based equities. The MSCI ACWI (ex-US) includes both developed and emerging markets.

For purposes of determining the Fund’s compliance with the 40% investment policy discussed above, the Fund will “look through” to include the investments of the underlying fund in which it is invested where the identity of those underlying portfolio securities can be reasonably determined.

The Sub-Advisor seeks to control risk within a given range by estimating the overall risk of the Fund’s investments and keeping it near that of the risk budget benchmark. The Sub-Advisor’s assessment of a portfolio’s risk evaluates multiple risk factors over various time frames, including the portfolio’s volatility and performance during down periods.

The Sub-Advisor actively manages the Fund’s investments by increasing or decreasing the Fund’s investment in particular asset classes, sectors, regions and countries, or in a particular security, based on its assessment of the opportunities for return relative to the risk using fundamental and technical analysis. Because of the varying levels of risk amongst equity and bond asset classes, the percent allocated to equities and bonds will vary depending on which asset classes are selected for the Fund’s portfolio. When selecting underlying funds for investment, the Sub-Advisor considers the underlying funds’ investment goals and strategies, the investment adviser and portfolio manager(s) and past performance. When the Sub-Advisor selects individual equity securities, it considers both growth prospects and anticipated dividend income. The Sub-Advisor selects bond funds and bonds based on an analysis of credit qualities, maturities, and coupon or dividend rates. The Sub-Advisor may sell an investment if it determines that the asset class, sector, region or country is no longer desirable or if the Sub-Advisor believes that another underlying fund or security within the category offers a better opportunity to achieve the Fund’s objective.

Some of the underlying funds in which the Fund invests may invest part or all of their assets in securities of foreign issuers, engage in foreign currency transactions with respect to these investments, or invest in futures contracts, options and options on futures contracts.

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PRINCIPAL RISKS
As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to the principal risks described below.

ACTIVE TRADING RISK—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund and higher transaction costs. Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK—The Fund and certain of the underlying funds may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund’s and certain of the underlying funds’ use of such financial instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund or underlying fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund or underlying fund, the Fund or underlying fund may not receive the full amount that it is entitled to receive. If this occurs, the value of your shares in the Fund will decrease.

CURRENCY RISK—The Fund’s and certain of the underlying funds’ indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. The Fund and certain of the underlying funds also may incur transaction costs in connection with conversions between various currencies. While the Fund may attempt to hedge its currency exposures, it is generally not possible to perfectly hedge the Fund's foreign currency exposures.

DERIVATIVES RISK—The Fund’s and certain of the underlying funds’ investments in derivatives may pose risks in addition to and greater than those associated with investing directly in securities or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s or underlying funds’ other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Advisor is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Certain risks are specific to the derivatives in which the Fund and certain of the underlying funds invest.

FUTURES CONTRACTS RISK—Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund, an underlying fund or the Sub-Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risks and to liquidity risk.

OPTIONS RISK—Options or options on futures contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Sub-Advisor’s ability to correctly predict future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund, an underlying fund or the Sub-Advisor, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

EARLY CLOSING RISK—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

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EMERGING MARKETS RISK—The Fund’s investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Sub-Advisor.

EQUITY RISK—The Fund is subject to the risk that the value of the equity securities or equity-based derivatives in the Fund’s or certain of the underlying funds’ portfolios will decline due to volatility in the equity market caused by general market and economic conditions, perceptions regarding particular industries represented in the equity market, or factors relating to specific companies to which the Fund or underlying fund has investment exposure.

FOREIGN ISSUER EXPOSURE RISK—The Fund and certain of the underlying funds may invest in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers. The Fund’s and underlying funds’ investments in foreign securities and foreign issuers are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

HIGH YIELD AND UNRATED SECURITIES RISK—The Fund’s and certain of the underlying funds’ exposure to higher yielding, below investment grade and unrated high risk debt securities (commonly known as “junk bonds”) may present additional risk because these securities may be less liquid and present greater credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.

INTEREST RATE RISK—The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate and variable securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

INVESTMENT IN INVESTMENT VEHICLES RISK—Investing in other investment vehicles, including exchange-traded funds, closed-end funds, affiliated short-term fixed-income funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment vehicles. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying investment vehicles.

LARGE-CAPITALIZATION SECURITIES RISK—The Fund and certain of the underlying funds are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MANAGEMENT RISK—The ability of the Fund to meet its investment objective is directly related to the allocation of the Fund’s assets. The Sub-Advisor may allocate the Fund’s investments so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Fund’s value may be adversely affected.

MARKET RISK—The market value of the securities and derivatives held by the Fund and certain of the underlying funds may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions. Moreover, changing economic, political or financial market conditions in one country or geographic region could adversely impact the market value of the securities held by the Fund in a different country or geographic region.

MID-CAPITALIZATION SECURITIES RISK—The Fund and certain of the underlying funds are subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

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PORTFOLIO TURNOVER RISK—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

PREPAYMENT AND EXTENSION RISK—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund and certain of the underlying funds. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.

SMALL-CAPITALIZATION SECURITIES RISK—The Fund and certain of the underlying funds are subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

TRADING HALT RISK—If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION
The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index, a custom risk budget benchmark, and the custom risk budget benchmark’s underlying component indices. The Fund’s custom risk budget benchmark consists of (i) 80% of a blended benchmark of 60% of the Russell 3000® Index and 40% of the MSCI ACWI (ex-US), and (ii) 20% of the 1-3 Month Treasury Bill Index. Prior to May 1, 2015, the Fund's custom risk budget benchmark consisted of (i) 80% of a blended benchmark of 80% of the Russell 3000® Index and 20% of the MSCI ACWI (ex-US), and (ii) 20% of the 1-3 Month Treasury Bill Index. The performance and average annual total returns shown for the periods prior to May 1, 2015 may have differed had the Fund’s current principal investment strategies been in effect during those periods. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below does not reflect fees and expenses of any variable contract that may use the Fund as its underlying investment and would be lower if it did. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

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Highest Quarter Return		Lowest Quarter Return
Q2 2009	20.07%	Q4 2008	-24.16%

AVERAGE ANNUAL TOTAL RETURN
(for periods ended December 31, 2015)

	Past 1 Year	Past 5 Years	Since Inception (11/10/2006)
Global Growth Fund	-4.01%	4.76%	3.21%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	0.48%	12.18%	6.71%
Morgan Stanley Capital International All-Country World Index (excluding the United States)(reflects no deduction for fees, expenses or taxes)	-2.36%	6.09%	3.51%
1-3 Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.03%	0.05%	0.84%
Risk Budget Benchmark (reflects no deduction for fees, expenses or taxes)	-2.28%	7.72%	3.43%

MANAGEMENT

INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
INVESTMENT SUB-ADVISOR
CLS Investments, LLC serves as sub-adviser to the Fund.
PORTFOLIO MANAGERS

•	Paula Wieck, Manager of Investment Research. Ms. Wieck has been associated with CLS Investments, LLC since 2006.

•	Marc Pfeffer, Senior Portfolio Manager. Mr. Pfeffer has been associated with CLS Investments, LLC since 2011.

•	Joe Smith, CFA, Senior Market Strategist and Senior Portfolio Manager. Mr. Smith has been associated with CLS Investments, LLC since 2015.

PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are purchased by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. All redemption requests will be processed and payment with respect thereto will be made within seven days after tender.

TAX INFORMATION
The tax consequences of your investment in the Fund depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Fund shares are offered.

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